UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): September 29, 2025

Presurance Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-37536	27-1298795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 West Big Beaver, Suite 319

Troy, MI 48084

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (248) 559-0840

Conifer Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PRHI	The Nasdaq Stock Market LLC
9.75% Senior Notes due 2028	PRHIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 30, 2025, Conifer Holdings, Inc. changed its name to Presurance Holdings, Inc. (the “Company”) by filing a certificate of amendment (“Certificate of Amendment”) to its Second Amended and Restated Articles of Incorporation with the Michigan Department of Licensing and Regulatory Affairs (the “Name Change”). No other amendments were made to the Company’s Second Amended and Restated Articles of Incorporation. The Company also amended and restated its Amended and Restated Bylaws to reflect the Name Change. The Certificate of Amendment and the Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Additionally, effective at the open of the market on September 30, 2025, the Company’s trading symbol for (i) its shares of common stock, par value $0.0001 per share (“Common Stock”) on the Nasdaq Capital Market changed from “CNFR” to “PRHI”, and (ii) its 9.75% Senior Notes due 2028 (the “Notes”) on the Nasdaq Capital Market changed from “CNFRZ” to “PRHIZ”. In connection with the Name Change, the Company’s Common Stock and Notes will continue to trade under their existing CUSIP numbers.

Item 7.01. Regulation FD Disclosure.

On September 29, 2025, the Company issued a press release announcing the Name Change. A copy of the press release is furnished herewith as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
Exhibit 3.1	Certificate of Amendment to Second Amended and Restated Articles of Incorporation, as amended, of Presurance Holdings, Inc.
Exhibit 3.2	Amended and Restated Bylaws of Presurance Holdings, Inc.
Exhibit 99.1	Press Release dated September 29, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conifer Holdings Inc.

Date: October 1, 2025	By:	/s/ BRIAN J. RONEY
Brian J. Roney
Chief Executive Officer